American Skandia Trust
For the period ended 06/30/04
File number 811-5186
SUB-ITEM 77M
Mergers


PLAN OF REORGANIZATION


	THIS PLAN OF REORGANIZATION (the "Plan") is made as of this 19th day of November, 2004, by American Skandia Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Corporate Drive, Shelton, Connecticut 06484, on behalf of the AST DeAM Bond Portfolio (the "Acquired Portfolio") and the AST PIMCO Total Return
Bond Portfolio (the "Acquiring Portfolio"), both series of the Trust. Together, the Acquired Portfolio and Acquiring Portfolio are referred to as the "Portfolios."

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Portfolio, of substantially all of the property, assets and goodwill of the Acquired Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio in exchange solely for full and fractional shares of beneficial interest, par value $0.001 each, of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio according to their respective interests in complete liquidation of the Acquired Portfolio; and (iii) the dissolution of the Acquired Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Acquiring Portfolio and the Acquired Portfolio:

1.	Sale and Transfer of Assets, Liquidation and Dissolution of
Acquired Portfolio

	(a)	Subject to the terms and conditions of this Plan, the Trust
on behalf of the Acquired Portfolio shall convey, transfer and deliver to the Acquiring Portfolio at the Closing all of the Acquired Portfolio's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses in carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder). (ii) discharge its unpaid liabilities on its books at the closing date (as defined in section
3, hereinafter the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the Acquired Portfolio, if any, at the Closing
Date, for which contingent and other appropriate liabilities reserves shall be established on the Acquired Portfolio's books (hereinafter
"Net Assets"). The Acquired Portfolio shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing
Date.

	(b)	Subject to the terms and conditions of this Plan, the Trust
on behalf of the Acquiring Portfolio shall at the Closing deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Acquired Portfolio ("Acquired Portfolio Shares") on the Closing
Date by the net asset value per share of the Acquiring Portfolio
Shares, and multiplying the result thereof by the number of outstanding Acquired Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing
Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c)	Immediately following the Closing, the Acquired Portfolio
shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Acquired Portfolio shareholders are due based on their respective holdings of the Acquired Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.	Valuation

(a)	The value of the Acquired Portfolio's Net Assets to be
transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Trust's current effective prospectus.

(b)	The net asset value of a share of the Acquiring Portfolio
shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's current effective prospectus.

(c)	The net asset value of a share of the Acquired Portfolio
shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's current effective prospectus.

3.	Closing and Closing Date

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be April 30, 2004, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 5:00 P.M. Eastern time on the Closing Date. The Trust on behalf of the Acquired Portfolio shall have provided for delivery as of the Closing of the Acquired Portfolio's Net Assets to be transferred to the account of the Acquiring Portfolio at the Acquiring Portfolio's Custodians, JPMorgan Chase Bank, 4 MetroTech Center Brooklyn, New York, 11245; and PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809. Also, the Trust on behalf of the Acquired Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. The Trust, on behalf of the Acquiring Portfolio, shall issue and deliver a confirmation evidencing the Acquiring Portfolio's Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust, or shall provide evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as the Trust on behalf of Acquired Portfolio may request.

4.	Representations and Warranties by the Trust on behalf of the
Acquired Portfolio

The Trust makes the following representations and warranties about the Acquired Portfolio:

(a)	The Acquired Portfolio is a series of the Trust, a business
trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)	The Trust on behalf of the Acquired Portfolio is authorized
to issue an unlimited number of shares of beneficial interest of the Acquired Portfolio shares, par value $0.001 each, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

	(c)	The financial statements appearing in the Trust's Annual
Report to Shareholders for the fiscal year ended December 31, 2003, audited by KPMG LLP fairly present the financial position of the Acquired Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The Trust has the necessary power and authority to conduct
the Acquired Portfolio's business as such business is now being conducted.

	(e)	The Trust on behalf of the Acquired Portfolio is not a
party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(f)	The Acquired Portfolio does not have any unamortized or
unpaid organizational fees or expenses.

(g)	The Acquired Portfolio has elected to be treated as a
regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquired Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

	(h)	The Acquired Portfolio, or its agents, (i) holds a valid
Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Portfolio to such shareholder, and/or
(ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code.

5.	Representations and Warranties by the Trust on behalf of the
Acquiring Portfolio

The Trust makes the following representations and warranties about the Acquiring Portfolio:

(a)	The Acquiring Portfolio is a series of the Trust, a
business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)	The Trust on behalf of the Acquiring Portfolio is
authorized to issue an unlimited number of shares of beneficial interest's Acquiring Portfolio shares, par value $0.001 each, each outstanding share of which is freely paid, non-assessable, fully transferable and has full voting rights.

(c)	At the Closing, Acquiring Portfolio Shares will be eligible
for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Portfolio are presently eligible for offering to the public, and there are a sufficient number of Acquiring Portfolio Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)	The financial statements appearing in the Trust's Annual
Report to Shareholders for the fiscal year ended December 31, 2003, audited by KPMG LLP fairly present the financial position of the Acquiring Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)	The Trust has the necessary power and authority to conduct
the Acquiring Portfolio's business as such business is now being conducted.

(f)	The Trust on behalf of the Acquiring Portfolio is not a
party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(g)	The Acquiring Portfolio has to be treated as a RIC for
federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquiring Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquiring Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

6.	Representations and Warranties by the Trust on behalf of the
Portfolios

	The Trust makes the following representations and warranties about the Portfolios:

	(a)	The statement of assets and liabilities to be created by
the Trust for each of the Portfolios as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Portfolio and the net assets in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

	(b)	At the Closing, the Portfolios will have good and
marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)	Except as may be disclosed in the Trust's current effective
prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Portfolios.

	(d)	There are no known actual or proposed deficiency
assessments with respect to any taxes payable by either of the Portfolios.

	(e)	The execution, delivery, and performance of this Plan have
been duly authorized by all necessary actions of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

	(f)	The Trust anticipates that consummation of this Plan will
not cause either of the Portfolios to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year or to conform to the requirements of Section 817(h) at the end of each tax quarter.

	(g)	The Trust has the necessary power and authority to conduct
the business of the Portfolios, as such business is now being conducted.

7.	Intentions of the Trust on behalf of the Portfolios

	(a)	The Trust intends to operate each Portfolio's respective
business as presently conducted between the date hereof and the Closing, except that, it is likely that the assets of the Acquired Portfolio will be substantially restructured and not in the ordinary course either immediately before or immediately after the Closing and as part of the Plan contemplated hereby.

	(b)	The Trust on behalf of the Acquiring Portfolio intends, if
this Plan is consummated, to not continue the "historic business enterprise" of the Acquired Portfolio within the meaning of Treasury
Regulations section 1.368-1(d).   Accordingly, the Acquiring
Portfolio expects that it will neither continue the Acquired
Portfolio's historic business nor use a significant portion of the Acquired Portfolio's historic business assets in a business.

(c)	The Trust intends that the Acquired Portfolio will not
acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Acquired Portfolio's shareholders.

	(d)	The Trust on behalf of the Acquired Portfolio intends, if
this Plan is consummated, to liquidate and dissolve the Acquired
Portfolio.

	(e)	The Trust intends that, by the Closing, each of the
Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

	(f)	At the Closing, the Trust on behalf of the Acquired
Portfolio intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

	(g)	The Trust intends to mail to each shareholder of record of
the Acquired Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

	(h)	The Trust intends to file with the U.S. Securities and
Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.	Conditions Precedent to be Fulfilled by Trust on behalf of the
Portfolios

	The consummation of the Plan with respect to the Acquiring Portfolio and the Acquired Portfolio shall be subject to the following conditions:

	(a)	That:  (i) all the representations and warranties contained
herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date;
(ii) performance of all obligations required by this Plan to be performed by the Trust on behalf of the Portfolios shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.
	(b)	That the form of this Plan shall have been adopted and
approved by the appropriate action of the Board of Trustees of the Trust on behalf of the Portfolios.

	(c)	That the U.S. Securities and Exchange Commission shall not
have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

	(d)	That the Plan contemplated hereby shall have been adopted
and approved by the appropriate action of the shareholders of the Acquired Portfolio at an annual or special meeting or any adjournment thereof.

	(e)	That a distribution or distributions shall have been
declared for each Portfolio, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Portfolio (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)	That there shall be delivered to the Trust on behalf of the
Portfolios an opinion in such form and with such qualifications or limitations, if any, as reasonably may be acceptable to the Trust from Messrs. Stradley Ronon Stevens & Young, LLP, to the effect that,

			(1)	Under Section 1032 of the Code, no gain or loss
will be recognized by the Acquiring Portfolio on receipt of assets of the Acquired Portfolio in exchange for the Acquiring Portfolio's voting stock and assumption of the Acquired Portfolio's liabilities;

			(2)	Any gains recognized by the Acquired Portfolio as
a result of the transaction contemplated hereby will be offset by a deduction for dividends paid to its shareholders; and

		(3)	No gain or loss will be recognized by any
Contractowner for whom shares of either the Acquiring Portfolio or the Acquired Portfolio are underlying investments as a result of the transaction contemplated hereby.

In giving the opinions set forth above, counsel may state that it is relying on representations and certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(g)	That there shall be delivered to the Trust on behalf of the
Portfolios an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

	(1)	Acquiring Portfolio Shares to be issued pursuant
to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Portfolio;

	(2)	All actions required to be taken by the Trust
and/or Portfolios to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and the Portfolios;

	(3)	Neither the execution, delivery nor performance
of this Plan by the Trust violates any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Portfolios are otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and each Portfolio and is enforceable against the Trust and/or each Portfolio in accordance with its terms; and

			(4)	The Trust's registration statement, of which the
prospectus dated May 1, 2003 relating to each Portfolio (the
"Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

	(h)	That the Trust's Registration Statement with respect to the
Acquiring Portfolio Shares to be delivered to the Acquired
Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

	(i)	That the Acquiring Portfolio Shares to be delivered
hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Acquired Portfolio.

9.	Expenses

	(a)	The Trust represents and warrants that there are no broker
or finders' fees payable by it in connection with the transactions provided for herein.

	(b)	The expenses of entering into and carrying out the
provisions of this Plan shall be borne by American Skandia Investment Services, Incorporated or its affiliates.

10.	Termination; Postponement; Waiver; Order

	(a)	Anything contained in this Plan to the contrary
notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Acquired Portfolio) prior to the Closing or the Closing may be postponed by the Trust on behalf of a Portfolio by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

	(b)	If the transactions contemplated by this Plan have not been
consummated by June 30, 2004, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of the relevant Portfolios.

	(c)	In the event of termination of this Plan pursuant to the
provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Portfolio or Acquired Portfolio, and neither the Trust, the Acquiring Portfolio nor the Acquired
Portfolio, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

	(d)	At any time prior to the Closing, any of the terms or
conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

	(e)	The respective representations and warranties contained in
Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, directors, agents or shareholders nor the Portfolios nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of any of the Portfolios or the Trust against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Trust's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the U.S. Securities and Exchange
Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of the Acquired Portfolio shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Entire Plan and Amendments

This Plan embodies the entire plan of the Trust on behalf of the Portfolios and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by the Trust on behalf of a Portfolio in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12.	Notices

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at One Corporate Drive, P.O. Box 883, Shelton, CT 06484, Attention: Secretary.

13.	Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, American Skandia Trust, on behalf of the AST
DeAM Bond Portfolio and the AST PIMCO Total Return Bond Portfolio, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

AMERICAN SKANDIA TRUST
on behalf of
AST DeAM Bond Portfolio,
AST PIMCO Total Return Bond Portfolio

Attest:	By:
/s/Susann A. Palumbo	/s/Edward P. Macdonald

A-1


American Skandia Trust
For the period ended 06/30/04
File number 811-5186
SUB-ITEM 77M
Mergers


FORM OF PLAN OF REORGANIZATION


	THIS PLAN OF REORGANIZATION (the "Plan") is made as of this 19th day of November, 2003, by American Skandia Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Corporate Drive, Shelton, Connecticut 06484, on behalf of the AST DeAM Large-
Cap Growth Portfolio (the "Acquired Portfolio") and the AST Goldman Sachs Concentrated Growth Portfolio (the "Acquiring Portfolio"), both series of the Trust. Together, the Acquired Portfolio and Acquiring Portfolio are referred to as the "Portfolios."

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Portfolio, of substantially all of the property, assets and goodwill of the Acquired Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio in exchange solely for full and fractional shares of beneficial interest, par value $0.001 each, of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio according to their respective interests in complete liquidation of the Acquired Portfolio; and (iii) the dissolution of the Acquired Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Acquiring Portfolio and the Acquired Portfolio:

1.	Sale and Transfer of Assets, Liquidation and Dissolution of
Acquired Portfolio.

	(a)	Subject to the terms and conditions of this Plan, the Trust
on behalf of the Acquired Portfolio shall convey, transfer and deliver to the Acquiring Portfolio at the Closing all of the Acquired Portfolio's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses in carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder). (ii) discharge its unpaid liabilities on its books at the closing date (as defined in section
3, hereinafter the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the Acquired Portfolio, if any, at the Closing
Date, for which contingent and other appropriate liabilities reserves shall be established on the Acquired Portfolio's books (hereinafter
"Net Assets"). The Acquired Portfolio shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing
Date.

	(b)	Subject to the terms and conditions of this Plan, the Trust
on behalf of the Acquiring Portfolio shall at the Closing deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Acquired Portfolio ("Acquired Portfolio Shares") on the Closing
Date by the net asset value per share of the Acquiring Portfolio
Shares, and multiplying the result thereof by the number of outstanding Acquired Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing
Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c)	Immediately following the Closing, the Acquired Portfolio
shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Acquired Portfolio shareholders are due based on their respective holdings of the Acquired Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.	Valuation.

(a)	The value of the Acquired Portfolio's Net Assets to be
transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Trust's current effective prospectus.

(b)	The net asset value of a share of the Acquiring Portfolio
shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's current effective prospectus.

(c)	The net asset value of a share of the Acquired Portfolio
shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's current effective prospectus.

3.	Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be April 30, 2004, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 5:00 P.M. Eastern time on the Closing Date. The Trust on behalf of the Acquired Portfolio shall have provided for delivery as of the Closing of the Acquired Portfolio's Net Assets to be transferred to the account of the Acquiring Portfolio at the Acquiring Portfolio's Custodians, JPMorgan Chase Bank, 4 MetroTech Center Brooklyn, New York, 11245; and PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809. Also, the Trust on behalf of the Acquired Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. The Trust on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust, or shall provide evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as the Trust on behalf of Acquired Portfolio may request.

4.	Representations and Warranties by the Trust on behalf of the
Acquired Portfolio.

The Trust makes the following representations and warranties about the Acquired Portfolio:

(a)	The Acquired Portfolio is a series of the Trust, a business
trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)	The Trust on behalf of the Acquired Portfolio is authorized
to issue an unlimited number of shares of beneficial interest of the Acquired Portfolio shares, par value $0.001 each, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

	(c)	The financial statements appearing in the Trust's Annual
Report to Shareholders for the fiscal year ended December 31, 2003, audited by KPMG LLP fairly present the financial position of the Acquired Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The Trust has the necessary power and authority to conduct
the Acquired Portfolio's business as such business is now being conducted.

	(e)	The Trust on behalf of the Acquired Portfolio is not a
party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(f)	The Acquired Portfolio does not have any unamortized or
unpaid organizational fees or expenses.

(g)	The Acquired Portfolio has elected to be treated as a
regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquired Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

	(h)	The Acquired Portfolio, or its agents, (i) holds a valid
Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Portfolio to such shareholder, and/or
(ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code.

5.	Representations and Warranties by the Trust on behalf of the
Acquiring Portfolio.

The Trust makes the following representations and warranties about the Acquiring Portfolio:

(a)	The Acquiring Portfolio is a series of the Trust, a
business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)	The Trust on behalf of the Acquiring Portfolio is
authorized to issue an unlimited number of shares of beneficial interest's Acquiring Portfolio shares, par value $0.001 each, each outstanding share of which is freely paid, non-assessable, fully transferable and has full voting rights.

(c)	At the Closing, Acquiring Portfolio Shares will be eligible
for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Portfolio are presently eligible for offering to the public, and there are a sufficient number of Acquiring Portfolio Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)	The financial statements appearing in the Trust's Annual
Report to Shareholders for the fiscal year ended December 31, 2003, audited by KPMG LLP fairly present the financial position of the Acquiring Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)	The Trust has the necessary power and authority to conduct
the Acquiring Portfolio's business as such business is now being conducted.

(f)	The Trust on behalf of the Acquiring Portfolio is not a
party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(g)	The Acquiring Portfolio has to be treated as a RIC for
federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquiring Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquiring Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

6.	Representations and Warranties by the Trust on behalf of the
Portfolios.

	The Trust makes the following representations and warranties about the Portfolios:

	(a)	The statement of assets and liabilities to be created by
the Trust for each of the Portfolios as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Portfolio and the net assets in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

	(b)	At the Closing, the Portfolios will have good and
marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)	Except as may be disclosed in the Trust's current effective
prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Portfolios.

	(d)	There are no known actual or proposed deficiency
assessments with respect to any taxes payable by either of the Portfolios.

	(e)	The execution, delivery, and performance of this Plan have
been duly authorized by all necessary actions of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

	(f)	The Trust anticipates that consummation of this Plan will
not cause either of the Portfolios to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year or to conform to the requirements of Section 817(h) at the end of each tax quarter.

	(g)	The Trust has the necessary power and authority to conduct
the business of the Portfolios, as such business is now being conducted.

7.	Intentions of the Trust on behalf of the Portfolios.

	(a)	The Trust intends to operate each Portfolio's respective
business as presently conducted between the date hereof and the Closing, except that, it is likely that the assets of the Acquired Portfolio will be substantially restructured and not in the ordinary course either immediately before or immediately after the Closing and as part of the Plan contemplated hereby.

	(b)	The Trust on behalf of the Acquiring Portfolio intends, if
this Plan is consummated, to not continue the "historic business enterprise" of the Acquired Portfolio within the meaning of Treasury
Regulations section 1.368-1(d).   Accordingly, the Acquiring
Portfolio expects that it will neither continue the Acquired
Portfolio's historic business nor use a significant portion of the Acquired Portfolio's historic business assets in a business.

(c)	The Trust intends that the Acquired Portfolio will not
acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Acquired Portfolio's shareholders.

	(d)	The Trust on behalf of the Acquired Portfolio intends, if
this Plan is consummated, to liquidate and dissolve the Acquired
Portfolio.

	(e)	The Trust intends that, by the Closing, each of the
Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

	(f)	At the Closing, the Trust on behalf of the Acquired
Portfolio intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

	(g)	The Trust intends to mail to each shareholder of record of
the Acquired Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

	(h)	The Trust intends to file with the U.S. Securities and
Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.	Conditions Precedent to be Fulfilled by Trust on behalf of the
Portfolios.

	The consummation of the Plan with respect to the Acquiring Portfolio and the Acquired Portfolio shall be subject to the following conditions:

	(a)	That:  (i) all the representations and warranties contained
herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date;
(ii) performance of all obligations required by this Plan to be performed by the Trust on behalf of the Portfolios shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

	(b)	That the form of this Plan shall have been adopted and
approved by the appropriate action of the Board of Trustees of the Trust on behalf of the Portfolios.

	(c)	That the U.S. Securities and Exchange Commission shall not
have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

	(d)	That the Plan contemplated hereby shall have been adopted
and approved by the appropriate action of the shareholders of the Acquired Portfolio at an annual or special meeting or any adjournment thereof.

	(e)	That a distribution or distributions shall have been
declared for each Portfolio, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Portfolio (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)	That there shall be delivered to the Trust on behalf of the
Portfolios an opinion in such form and with such qualifications or limitations, if any, as reasonably may be acceptable to the Trust from Messrs. Stradley Ronon Stevens & Young, LLP, to the effect that,

			(1)	Under Section 1032 of the Code, no gain or loss
will be recognized by the Acquiring Portfolio on receipt of assets of the Acquired Portfolio in exchange for the Acquiring Portfolio's voting stock and assumption of the Acquired Portfolio's liabilities;

			(2)	Any gains recognized by the Acquired Portfolio as
a result of the transaction contemplated hereby will be offset by a deduction for dividends paid to its shareholders; and

		(3)	No gain or loss will be recognized by any
Contractowner for whom shares of either the Acquiring Portfolio or the Acquired Portfolio are underlying investments as a result of the transaction contemplated hereby.

In giving the opinions set forth above, counsel may state that it is relying on representations and certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(g)	That there shall be delivered to the Trust on behalf of the
Portfolios an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

	(1)	Acquiring Portfolio Shares to be issued pursuant
to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Portfolio;

	(2)	All actions required to be taken by the Trust
and/or Portfolios to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and the Portfolios;

	(3)	Neither the execution, delivery nor performance
of this Plan by the Trust violates any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Portfolios are otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and each Portfolio and is enforceable against the Trust and/or each Portfolio in accordance with its terms; and

			(4)	The Trust's registration statement, of which the
prospectus dated May 1, 2003 relating to each Portfolio (the
"Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

	(h)	That the Trust's Registration Statement with respect to the
Acquiring Portfolio Shares to be delivered to the Acquired
Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

	(i)	That the Acquiring Portfolio Shares to be delivered
hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Acquired Portfolio.

9.	Expenses.

	(a)	The Trust represents and warrants that there are no broker
or finders' fees payable by it in connection with the transactions provided for herein.

	(b)	The expenses of entering into and carrying out the
provisions of this Plan shall be borne by American Skandia Investment Services, Incorporated or its affiliates.

10.	Termination; Postponement; Waiver; Order.

	(a)	Anything contained in this Plan to the contrary
notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Acquired Portfolio) prior to the Closing or the Closing may be postponed by the Trust on behalf of a Portfolio by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

	(b)	If the transactions contemplated by this Plan have not been
consummated by June 30, 2004, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of the relevant Portfolios.

	(c)	In the event of termination of this Plan pursuant to the
provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Portfolio or Acquired Portfolio, and neither the Trust, the Acquiring Portfolio nor the Acquired
Portfolio, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

	(d)	At any time prior to the Closing, any of the terms or
conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

	(e)	The respective representations and warranties contained in
Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, directors, agents or shareholders nor the Portfolios nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of any of the Portfolios or the Trust against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Trust's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the U.S. Securities and Exchange
Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of the Acquired Portfolio shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Entire Plan and Amendments.

This Plan embodies the entire plan of the Trust on behalf of the Portfolios and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by the Trust on behalf of a Portfolio in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12.	Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at One Corporate Drive, P.O. Box 883, Shelton, CT 06484, Attention: Secretary.

13.	Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, American Skandia Trust, on behalf of the AST
DeAM Large-Cap Growth Portfolio and the AST Goldman Sachs
Concentrated Growth Portfolio, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

AMERICAN SKANDIA TRUST
on behalf of
AST DeAM Large-Cap Growth Portfolio,
AST Goldman Sachs Concentrated Growth Portfolio

Attest:	By:
/s/Susann A. Palumbo	/s/Edward P. Macdonald

A-3



American Skandia Trust
For the period ended 06/30/04
File number 811-5186
SUB-ITEM 77M
Mergers


FORM OF PLAN OF REORGANIZATION


	THIS PLAN OF REORGANIZATION (the "Plan") is made as of this 19th day of November, 2003, by American Skandia Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Corporate Drive, Shelton, Connecticut 06484, on behalf of the AST MFS Growth with Income Portfolio (the "Acquired Portfolio") and the AST American Century Income & Growth Portfolio (the "Acquiring Portfolio"), both series of the Trust. Together, the Acquired Portfolio and Acquiring Portfolio are referred to as the "Portfolios."

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Portfolio, of substantially all of the property, assets and goodwill of the Acquired Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio in exchange solely for full and fractional shares of beneficial interest, par value $0.001 each, of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio according to their respective interests in complete liquidation of the Acquired Portfolio; and (iii) the dissolution of the Acquired Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Acquiring Portfolio and the Acquired Portfolio:

1.	Sale and Transfer of Assets, Liquidation and Dissolution of
Acquired Portfolio

	(a)	Subject to the terms and conditions of this Plan, the Trust
on behalf of the Acquired Portfolio shall convey, transfer and deliver to the Acquiring Portfolio at the Closing all of the Acquired Portfolio's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses in carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder). (ii) discharge its unpaid liabilities on its books at the closing date (as defined in section
3, hereinafter the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the Acquired Portfolio, if any, at the Closing
Date, for which contingent and other appropriate liabilities reserves shall be established on the Acquired Portfolio's books (hereinafter
"Net Assets"). The Acquired Portfolio shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing
Date.

	(b)	Subject to the terms and conditions of this Plan, the Trust
on behalf of the Acquiring Portfolio shall at the Closing deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Acquired Portfolio ("Acquired Portfolio Shares") on the Closing
Date by the net asset value per share of the Acquiring Portfolio
Shares, and multiplying the result thereof by the number of outstanding Acquired Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing
Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c)	Immediately following the Closing, the Acquired Portfolio
shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Acquired Portfolio shareholders are due based on their respective holdings of the Acquired Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.	Valuation

(a)	The value of the Acquired Portfolio's Net Assets to be
transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Trust's current effective prospectus.

(b)	The net asset value of a share of the Acquiring Portfolio
shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's current effective prospectus.

(c)	The net asset value of a share of the Acquired Portfolio
shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's current effective prospectus.

3.	Closing and Closing Date

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be April 30, 2004, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 5:00 P.M. Eastern time on the Closing Date. The Trust on behalf of the Acquired Portfolio shall have provided for delivery as of the Closing of the Acquired Portfolio's Net Assets to be transferred to the account of the Acquiring Portfolio at the Acquiring Portfolio's Custodians, JPMorgan Chase Bank, 4 MetroTech Center Brooklyn, New York, 11245; and PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809. Also, the Trust on behalf of the Acquired Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. The Trust on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust, or shall provide evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as the Trust on behalf of Acquired Portfolio may request.

4.	Representations and Warranties by the Trust on behalf of the
Acquired Portfolio

The Trust makes the following representations and warranties about the Acquired Portfolio:

(a)	The Acquired Portfolio is a series of the Trust, a business
trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)	The Trust on behalf of the Acquired Portfolio is authorized
to issue an unlimited number of shares of beneficial interest of the Acquired Portfolio shares, par value $0.001 each, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

	(c)	The financial statements appearing in the Trust's Annual
Report to Shareholders for the fiscal year ended December 31, 2003, audited by KPMG LLP fairly present the financial position of the Acquired Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The Trust has the necessary power and authority to conduct
the Acquired Portfolio's business as such business is now being conducted.

	(e)	The Trust on behalf of the Acquired Portfolio is not a
party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(f)	The Acquired Portfolio does not have any unamortized or
unpaid organizational fees or expenses.

(g)	The Acquired Portfolio has elected to be treated as a
regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquired Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

	(h)	The Acquired Portfolio, or its agents, (i) holds a valid
Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Portfolio to such shareholder, and/or
(ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code.

5.	Representations and Warranties by the Trust on behalf of the
Acquiring Portfolio

The Trust makes the following representations and warranties about the Acquiring Portfolio:

(a)	The Acquiring Portfolio is a series of the Trust, a
business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)	The Trust on behalf of the Acquiring Portfolio is
authorized to issue an unlimited number of shares of beneficial interest's Acquiring Portfolio shares, par value $0.001 each, each outstanding share of which is freely paid, non-assessable, fully transferable and has full voting rights.

(c)	At the Closing, Acquiring Portfolio Shares will be eligible
for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Portfolio are presently eligible for offering to the public, and there are a sufficient number of Acquiring Portfolio Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)	The financial statements appearing in the Trust's Annual
Report to Shareholders for the fiscal year ended December 31, 2003, audited by KPMG LLP fairly present the financial position of the Acquiring Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)	The Trust has the necessary power and authority to conduct
the Acquiring Portfolio's business as such business is now being conducted.

(f)	The Trust on behalf of the Acquiring Portfolio is not a
party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(g)	The Acquiring Portfolio has to be treated as a RIC for
federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquiring Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquiring Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

6.	Representations and Warranties by the Trust on behalf of the
Portfolios

	The Trust makes the following representations and warranties about the Portfolios:

	(a)	The statement of assets and liabilities to be created by
the Trust for each of the Portfolios as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Portfolio and the net assets in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

	(b)	At the Closing, the Portfolios will have good and
marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)	Except as may be disclosed in the Trust's current effective
prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Portfolios.

	(d)	There are no known actual or proposed deficiency
assessments with respect to any taxes payable by either of the Portfolios.

	(e)	The execution, delivery, and performance of this Plan have
been duly authorized by all necessary actions of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

	(f)	The Trust anticipates that consummation of this Plan will
not cause either of the Portfolios to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year or to conform to the requirements of Section 817(h) at the end of each tax quarter.

	(g)	The Trust has the necessary power and authority to conduct
the business of the Portfolios, as such business is now being conducted.

7.	Intentions of the Trust on behalf of the Portfolios

	(a)	The Trust intends to operate each Portfolio's respective
business as presently conducted between the date hereof and the Closing, except that, it is likely that the assets of the Acquired Portfolio will be substantially restructured and not in the ordinary course either immediately before or immediately after the Closing and as part of the Plan contemplated hereby.

	(b)	The Trust on behalf of the Acquiring Portfolio intends, if
this Plan is consummated, to not continue the "historic business enterprise" of the Acquired Portfolio within the meaning of Treasury
Regulations section 1.368-1(d).   Accordingly, the Acquiring
Portfolio expects that it will neither continue the Acquired
Portfolio's historic business nor use a significant portion of the Acquired Portfolio's historic business assets in a business.

(c)	The Trust intends that the Acquired Portfolio will not
acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Acquired Portfolio's shareholders.

	(d)	The Trust on behalf of the Acquired Portfolio intends, if
this Plan is consummated, to liquidate and dissolve the Acquired
Portfolio.

	(e)	The Trust intends that, by the Closing, each of the
Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

	(f)	At the Closing, the Trust on behalf of the Acquired
Portfolio intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

	(g)	The Trust intends to mail to each shareholder of record of
the Acquired Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

	(h)	The Trust intends to file with the U.S. Securities and
Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.	Conditions Precedent to be Fulfilled by Trust on behalf of the
Portfolios

	The consummation of the Plan with respect to the Acquiring Portfolio and the Acquired Portfolio shall be subject to the following conditions:

	(a)	That:  (i) all the representations and warranties contained
herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date;
(ii) performance of all obligations required by this Plan to be performed by the Trust on behalf of the Portfolios shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

	(b)	That the form of this Plan shall have been adopted and
approved by the appropriate action of the Board of Trustees of the Trust on behalf of the Portfolios.

	(c)	That the U.S. Securities and Exchange Commission shall not
have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

	(d)	That the Plan contemplated hereby shall have been adopted
and approved by the appropriate action of the shareholders of the Acquired Portfolio at an annual or special meeting or any adjournment thereof.

	(e)	That a distribution or distributions shall have been
declared for each Portfolio, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Portfolio (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)	That there shall be delivered to the Trust on behalf of the
Portfolios an opinion in such form and with such qualifications or limitations, if any, as reasonably may be acceptable to the Trust from Messrs. Stradley Ronon Stevens & Young, LLP, to the effect that,

			(1)	Under Section 1032 of the Code, no gain or loss
will be recognized by the Acquiring Portfolio on receipt of assets of the Acquired Portfolio in exchange for the Acquiring Portfolio's voting stock and assumption of the Acquired Portfolio's liabilities;

			(2)	Any gains recognized by the Acquired Portfolio as
a result of the transaction contemplated hereby will be offset by a deduction for dividends paid to its shareholders; and

		(3)	No gain or loss will be recognized by any
Contractowner for whom shares of either the Acquiring Portfolio or the Acquired Portfolio are underlying investments as a result of the transaction contemplated hereby.

In giving the opinions set forth above, counsel may state that it is relying on representations and certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(g)	That there shall be delivered to the Trust on behalf of the
Portfolios an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

	(1)	Acquiring Portfolio Shares to be issued pursuant
to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Portfolio;

	(2)	All actions required to be taken by the Trust
and/or Portfolios to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and the Portfolios;

	(3)	Neither the execution, delivery nor performance
of this Plan by the Trust violates any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Portfolios are otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and each Portfolio and is enforceable against the Trust and/or each Portfolio in accordance with its terms; and

			(4)	The Trust's registration statement, of which the
prospectus dated May 1, 2003 relating to each Portfolio (the
"Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

	(h)	That the Trust's Registration Statement with respect to the
Acquiring Portfolio Shares to be delivered to the Acquired
Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

	(i)	That the Acquiring Portfolio Shares to be delivered
hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Acquired Portfolio.

9.	Expenses

	(a)	The Trust represents and warrants that there are no broker
or finders' fees payable by it in connection with the transactions provided for herein.

	(b)	The expenses of entering into and carrying out the
provisions of this Plan shall be borne by American Skandia Investment Services, Incorporated or its affiliates.
10.	Termination; Postponement; Waiver; Order

	(a)	Anything contained in this Plan to the contrary
notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Acquired Portfolio) prior to the Closing or the Closing may be postponed by the Trust on behalf of a Portfolio by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

	(b)	If the transactions contemplated by this Plan have not been
consummated by June 30, 2004, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of the relevant Portfolios.

	(c)	In the event of termination of this Plan pursuant to the
provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Portfolio or Acquired Portfolio, and neither the Trust, the Acquiring Portfolio nor the Acquired
Portfolio, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

	(d)	At any time prior to the Closing, any of the terms or
conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

	(e)	The respective representations and warranties contained in
Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, directors, agents or shareholders nor the Portfolios nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of any of the Portfolios or the Trust against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Trust's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the U.S. Securities and Exchange
Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of the Acquired Portfolio shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Entire Plan and Amendments

This Plan embodies the entire plan of the Trust on behalf of the Portfolios and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by the Trust on behalf of a Portfolio in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12.	Notices

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at One Corporate Drive, P.O. Box 883, Shelton, CT 06484, Attention: Secretary.

13.	Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, American Skandia Trust, on behalf of the AST
MFS Growth with Income Portfolio and the AST American Century Income & Growth Portfolio, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

		AMERICAN SKANDIA TRUST, on behalf of
	AST MFS Growth with Income Portfolio,
	AST American Century Income & Growth
Portfolio.

Attest:	By:
/s/Susann A. Palumbo	/s/Edward P. Macdonald

A- 1



American Skandia Trust
For the period ended 06/30/04
File number 811-5186
SUB-ITEM 77M
Mergers


FORM OF PLAN OF REORGANIZATION


	THIS PLAN OF REORGANIZATION (the "Plan") is made as of this 19th day of November, 2004, by American Skandia Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Corporate Drive, Shelton, Connecticut 06484, on behalf of the AST American
Century International Growth Portfolio (the "Acquired Portfolio") and the AST William Blair International Growth Portfolio (the "Acquiring Portfolio"), both series of the Trust. Together, the Acquired
Portfolio and Acquiring Portfolio are referred to as the "Portfolios."

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Portfolio, of substantially all of the property, assets and goodwill of the Acquired Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio in exchange solely for full and fractional shares of beneficial interest, par value $0.001 each, of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio according to their respective interests in complete liquidation of the Acquired Portfolio; and (iii) the dissolution of the Acquired Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Acquiring Portfolio and the Acquired Portfolio:

1.	Sale and Transfer of Assets, Liquidation and Dissolution of
Acquired Portfolio

	(a)	Subject to the terms and conditions of this Plan, the Trust
on behalf of the Acquired Portfolio shall convey, transfer and deliver to the Acquiring Portfolio at the Closing all of the Acquired Portfolio's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses in carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder). (ii) discharge its unpaid liabilities on its books at the closing date (as defined in section
3, hereinafter the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the Acquired Portfolio, if any, at the Closing
Date, for which contingent and other appropriate liabilities reserves shall be established on the Acquired Portfolio's books (hereinafter
"Net Assets"). The Acquired Portfolio shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing
Date.

	(b)	Subject to the terms and conditions of this Plan, the Trust
on behalf of the Acquiring Portfolio shall at the Closing deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Acquired Portfolio ("Acquired Portfolio Shares") on the Closing
Date by the net asset value per share of the Acquiring Portfolio
Shares, and multiplying the result thereof by the number of outstanding Acquired Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing
Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c)	Immediately following the Closing, the Acquired Portfolio
shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Acquired Portfolio shareholders are due based on their respective holdings of the Acquired Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.	Valuation

(a)	The value of the Acquired Portfolio's Net Assets to be
transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Trust's current effective prospectus.

(b)	The net asset value of a share of the Acquiring Portfolio
shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's current effective prospectus.

(c)	The net asset value of a share of the Acquired Portfolio
shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's current effective prospectus.

3.	Closing and Closing Date

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be April 30, 2004, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 5:00 P.M. Eastern time on the Closing Date. The Trust on behalf of the Acquired Portfolio shall have provided for delivery as of the Closing of the Acquired Portfolio's Net Assets to be transferred to the account of the Acquiring Portfolio at the Acquiring Portfolio's Custodians, JPMorgan Chase Bank, 4 MetroTech Center Brooklyn, New York, 11245; and PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809. Also, the Trust on behalf of the Acquired Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. The Trust on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust, or shall provide evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as the Trust on behalf of Acquired Portfolio may request.

4.	Representations and Warranties by the Trust on behalf of the
Acquired Portfolio

The Trust makes the following representations and warranties about the Acquired Portfolio:

(a)	The Acquired Portfolio is a series of the Trust, a business
trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)	The Trust on behalf of the Acquired Portfolio is authorized
to issue an unlimited number of shares of beneficial interest of the Acquired Portfolio shares, par value $0.001 each, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

	(c)	The financial statements appearing in the Trust's Annual
Report to Shareholders for the fiscal year ended December 31, 2003, audited by KPMG LLP fairly present the financial position of the Acquired Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The Trust has the necessary power and authority to conduct
the Acquired Portfolio's business as such business is now being conducted.

	(e)	The Trust on behalf of the Acquired Portfolio is not a
party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(f)	The Acquired Portfolio does not have any unamortized or
unpaid organizational fees or expenses.

(g)	The Acquired Portfolio has elected to be treated as a
regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquired Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

	(h)	The Acquired Portfolio, or its agents, (i) holds a valid
Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Portfolio to such shareholder, and/or
(ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code.

5.	Representations and Warranties by the Trust on behalf of the
Acquiring Portfolio

The Trust makes the following representations and warranties about the Acquiring Portfolio:

(a)	The Acquiring Portfolio is a series of the Trust, a
business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)	The Trust on behalf of the Acquiring Portfolio is
authorized to issue an unlimited number of shares of beneficial interest's Acquiring Portfolio shares, par value $0.001 each, each outstanding share of which is freely paid, non-assessable, fully transferable and has full voting rights.

(c)	At the Closing, Acquiring Portfolio Shares will be eligible
for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Portfolio are presently eligible for offering to the public, and there are a sufficient number of Acquiring Portfolio Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)	The financial statements appearing in the Trust's Annual
Report to Shareholders for the fiscal year ended December 31, 2003, audited by KPMG LLP fairly present the financial position of the Acquiring Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)	The Trust has the necessary power and authority to conduct
the Acquiring Portfolio's business as such business is now being conducted.

(f)	The Trust on behalf of the Acquiring Portfolio is not a
party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(g)	The Acquiring Portfolio has to be treated as a RIC for
federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquiring Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquiring Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.


6.	Representations and Warranties by the Trust on behalf of the
Portfolios

	The Trust makes the following representations and warranties about the Portfolios:

	(a)	The statement of assets and liabilities to be created by
the Trust for each of the Portfolios as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Portfolio and the net assets in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

	(b)	At the Closing, the Portfolios will have good and
marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)	Except as may be disclosed in the Trust's current effective
prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Portfolios.

	(d)	There are no known actual or proposed deficiency
assessments with respect to any taxes payable by either of the Portfolios.

	(e)	The execution, delivery, and performance of this Plan have
been duly authorized by all necessary actions of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

	(f)	The Trust anticipates that consummation of this Plan will
not cause either of the Portfolios to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year or to conform to the requirements of Section 817(h) at the end of each tax quarter.

	(g)	The Trust has the necessary power and authority to conduct
the business of the Portfolios, as such business is now being conducted.

7.	Intentions of the Trust on behalf of the Portfolios

	(a)	The Trust intends to operate each Portfolio's respective
business as presently conducted between the date hereof and the Closing, except that, it is likely that the assets of the Acquired Portfolio will be substantially restructured and not in the ordinary course either immediately before or immediately after the Closing and as part of the Plan contemplated hereby.

	(b)	The Trust on behalf of the Acquiring Portfolio intends, if
this Plan is consummated, to not continue the "historic business enterprise" of the Acquired Portfolio within the meaning of Treasury
Regulations section 1.368-1(d).   Accordingly, the Acquiring
Portfolio expects that it will neither continue the Acquired
Portfolio's historic business nor use a significant portion of the Acquired Portfolio's historic business assets in a business.

(c)	The Trust intends that the Acquired Portfolio will not
acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Acquired Portfolio's shareholders.

	(d)	The Trust on behalf of the Acquired Portfolio intends, if
this Plan is consummated, to liquidate and dissolve the Acquired
Portfolio.

	(e)	The Trust intends that, by the Closing, each of the
Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

	(f)	At the Closing, the Trust on behalf of the Acquired
Portfolio intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

	(g)	The Trust intends to mail to each shareholder of record of
the Acquired Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

	(h)	The Trust intends to file with the U.S. Securities and
Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.	Conditions Precedent to be Fulfilled by Trust on behalf of the
Portfolios

	The consummation of the Plan with respect to the Acquiring Portfolio and the Acquired Portfolio shall be subject to the following conditions:

	(a)	That:  (i) all the representations and warranties contained
herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date;
(ii) performance of all obligations required by this Plan to be performed by the Trust on behalf of the Portfolios shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

	(b)	That the form of this Plan shall have been adopted and
approved by the appropriate action of the Board of Trustees of the Trust on behalf of the Portfolios.

	(c)	That the U.S. Securities and Exchange Commission shall not
have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

	(d)	That the Plan contemplated hereby shall have been adopted
and approved by the appropriate action of the shareholders of the Acquired Portfolio at an annual or special meeting or any adjournment thereof.

	(e)	That a distribution or distributions shall have been
declared for each Portfolio, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Portfolio (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)	That there shall be delivered to the Trust on behalf of the
Portfolios an opinion in such form and with such qualifications or limitations, if any, as reasonably may be acceptable to the Trust from Messrs. Stradley Ronon Stevens & Young, LLP, to the effect that,

			(1)	Under Section 1032 of the Code, no gain or loss
will be recognized by the Acquiring Portfolio on receipt of assets of the Acquired Portfolio in exchange for the Acquiring Portfolio's voting stock and assumption of the Acquired Portfolio's liabilities;

			(2)	Any gains recognized by the Acquired Portfolio as
a result of the transaction contemplated hereby will be offset by a deduction for dividends paid to its shareholders; and

		(3)	No gain or loss will be recognized by any
Contractowner for whom shares of either the Acquiring Portfolio or the Acquired Portfolio are underlying investments as a result of the transaction contemplated hereby.

In giving the opinions set forth above, counsel may state that it is relying on representations and certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(g)	That there shall be delivered to the Trust on behalf of the
Portfolios an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

	(1)	Acquiring Portfolio Shares to be issued pursuant
to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Portfolio;

	(2)	All actions required to be taken by the Trust
and/or Portfolios to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and the Portfolios;

	(3)	Neither the execution, delivery nor performance
of this Plan by the Trust violates any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Portfolios are otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and each Portfolio and is enforceable against the Trust and/or each Portfolio in accordance with its terms; and

			(4)	The Trust's registration statement, of which the
prospectus dated May 1, 2003 relating to each Portfolio (the
"Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

	(h)	That the Trust's Registration Statement with respect to the
Acquiring Portfolio Shares to be delivered to the Acquired
Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

	(i)	That the Acquiring Portfolio Shares to be delivered
hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Acquired Portfolio.

9.	Expenses.

	(a)	The Trust represents and warrants that there are no broker
or finders' fees payable by it in connection with the transactions provided for herein.

	(b)	The expenses of entering into and carrying out the
provisions of this Plan shall be borne by American Skandia Investment Services, Incorporated or its affiliates.
10.	Termination; Postponement; Waiver; Order

	(a)	Anything contained in this Plan to the contrary
notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Acquired Portfolio) prior to the Closing or the Closing may be postponed by the Trust on behalf of a Portfolio by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

	(b)	If the transactions contemplated by this Plan have not been
consummated by June 30, 2004, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of the relevant Portfolios.

	(c)	In the event of termination of this Plan pursuant to the
provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Portfolio or Acquired Portfolio, and neither the Trust, the Acquiring Portfolio nor the Acquired
Portfolio, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

	(d)	At any time prior to the Closing, any of the terms or
conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

	(e)	The respective representations and warranties contained in
Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, directors, agents or shareholders nor the Portfolios nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of any of the Portfolios or the Trust against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Trust's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the U.S. Securities and Exchange
Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of the Acquired Portfolio shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Entire Plan and Amendments

This Plan embodies the entire plan of the Trust on behalf of the Portfolios and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by the Trust on behalf of a Portfolio in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12.	Notices

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at One Corporate Drive, P.O. Box 883, Shelton, CT 06484, Attention: Secretary.



13.	Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, American Skandia Trust, on behalf of the AST American Century International Growth Portfolio and AST William Blair International Growth Portfolio, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

		AMERICAN SKANDIA TRUST
		on behalf of
	AST American Century International Growth
Portfolio,
	AST William Blair International Growth
Portfolio.

Attest:	By:
/s/Susann A. Palumbo	/s/Edward P. Macdonald

A-1